                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 6, 1999

Dear shareholders,

Realized profits in the Philadelphia Fund allow us the pleasure of making the second highest capital gain distribution in your fund's long history. Your capital gain distribution of $1.981 per share results from our sales of some holdings in the belief that the market was temporarily vulnerable. At midyear we reported that your fund had netted $18.5 million in capital gains. As the year progressed we netted an additional $4.2 million in capital gains. Shareholders buying additional shares with their capital gains distribution will observe that the number of shares in their accounts increased substantially in number while the net asset value per share declined. This reflects the reinvestment of your large capital gain.

In the second half of our fiscal year we eliminated all shares of BankAmerica, Borg Warner Auto, Coca-Cola, Commerce Group, Kerr-McGee, Nike, and Occidental Petroleum. We trimmed our holdings in American Express, American International Group, Comcast, General Dynamics, Ingles Markets, Time Warner, and Western Resources. The market performed very weakly during July, August, and September giving us the opportunity to begin reinvesting some of these proceeds.

The Dow has more than tripled since 1991. Given the market's exuberance, eleven thousand on the Dow may be within reach, but we admit to an attitude of cautious optimism. More than ever, at these levels, prudence demands balancing safety and opportunity in stock selection. We believe good values exist in some medium sized stocks and continue searching for fresh opportunities. We have invested in shares of Armstrong World, Ball Corporation, Beckman
Coulter, Crown Cork & Seal, Dole Foods, Pennzoil, Scotts, Sealed Air, Timken, and United Healthcare. The theme which runs through this list of recently acquired stocks is resiliency. These companies have financial strength and some resistance to the economic shocks which may be ahead.

As we approach the new century, we reflect on the enormous changes of the twentieth century, and look towards the twenty-first century, expecting the greatest leap forward in the history of the human race. We gladly share this thrilling adventure with you.

                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poor's 500 Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX
11/30/88      $10,000        $10,000
11/30/89      $13,717        $13,083
11/30/90      $11,914        $12,625
11/30/91      $12,354        $15,190
11/30/92      $15,065        $17,992
11/30/93      $17,839        $19,806
11/30/94      $16,559        $20,016
11/30/95      $20,960        $27,409
11/30/96      $24,323        $35,050
11/30/97      $31,042        $45,037
11/30/98      $34,863        $55,694

     Average Annual Total Returns as of 11/30/98
                         1 YEAR   5 YEARS  10 YEARS
                         --------------------------------
N.A.V. Only              12.31%   14.34%   13.30%
S.E.C. Standardized      12.31%   14.34%   12.30%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more of less than their original cost. Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1998

Shares                                                               Value
-------                                                          -------------
                             COMMON STOCKS - 72.8%
                                 BANKS - 9.0%
 70,000  National City Corp....................................  $   4,707,500
115,000  PNC Bank Corp.........................................      5,929,687
                                                                 -------------
                                                                    10,637,187
                                                                 -------------
                           BUILDING MATERIALS - 1.7%
30,000   Armstrong World Industries...........................       1,998,750
                                                                 -------------
                            COMMUNICATIONS - 15.7%
125,000  Comcast Corp. Class "A"..............................       5,945,313
125,000  Comcast Corp. Special Class "A"......................       6,078,125
136,000  SBC Communications Inc. .............................       6,519,500
                                                                 -------------
                                                                    18,542,938
                                                                 -------------
                               CONTAINERS - 3.8%
 50,000  Ball Corp. ..........................................       2,137,500
 70,000  Crown, Cork & Seal Co. ..............................       2,362,500
                                                                 -------------
                                                                     4,500,000
                                                                 -------------
                                DEFENSE - 4.9%
100,000  General Dynamics Corp................................       5,806,250
                                                                 -------------
                           FINANCIAL SERVICES - 8.5%
 20,000  American Express Co..................................       2,001,250
110,000  Federal National Mortgage Association ...............       8,002,500
                                                                 -------------
                                                                    10,003,750
                                                                 -------------
                              FOOD-RETAIL - 4.1%
125,000  Ingles Markets, Inc. Class "A" ......................       1,500,000
105,000  Dole Foods Co. Inc. .................................       3,320,625
                                                                 -------------
                                                                     4,820,625
                                                                 -------------


Shares                                                               Value
-------                                                          -------------

                               HEALTHCARE - 4.4%
 50,000  Beckman Coulter, Inc. ...............................   $   2,412,500
 60,000  United Healthcare Corp. .............................       2,707,500
                                                                 -------------
                                                                     5,120,000
                                                                 -------------
                         HORTICULTURE PRODUCTS - 1.2%
 40,000 *Scott Company  ......................................       1,447,500
                                                                 -------------
                               INSURANCE - 6.0%
 75,000  American International Group Inc.....................       7,050,000
                                                                 -------------
                               MACHINERY - 1.8%
110,000  Timken Company ......................................       2,117,500
                                                                 -------------
                                  OILS - 2.6%
 45,000  Pennzoil Company ....................................       1,670,625
 25,000  Texaco, Inc. ........................................       1,439,063
                                                                 -------------
                                                                     3,109,688
                                                                 -------------
                               PACKAGING - 3.0%
 80,000 *Sealed Air Corp. ....................................       3,530,000
                                                                 -------------
                               PUBLISHING - 2.7%
 10,000  Time Warner Inc. ....................................       1,057,500
  4,000  Washington Post Co. Class "B" .......................       2,128,750
                                                                 -------------
                                                                     3,186,250
                                                                 -------------
                               UTILITIES - 3.4%
115,000  Western Resources, Inc...............................       4,017,812
                                                                 -------------

         Total Value of Common Stocks (cost $48,918,807)......      85,888,250
                                                                 -------------

Principal
  Amount
---------
                      U.S. GOVERNMENT OBLIGATIONS - 6.1%
$5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
         (cost $6,321,102)....................................       7,210,940
                                                                 -------------

                           PHILADELPHIA FUND, INC.

Principal
Amount                                                               Value
-------                                                          -------------

                      SHORT-TERM CORPORATE NOTES - 24.1%
          Associates Corp.,
$2,000M       5.153%, due 12/17/98..........................     $   2,000,000
 3,400M       5.085%, due  1/07/99..........................         3,400,000
          Chevron USA Corp.,
 3,000M       5.163%, due 12/03/98..........................         3,000,000
 2,500M       5.136%, due 12/03/98..........................         2,500,000
          CIT Group Holdings Corp.,
 5,100M       5.130%, due 12/10/98..........................         5,100,000
          Ford Motor Credit Corp.,
   440M       5.126%, due 12/17/98..........................           440,000
   300M       4.939%, due 12/24/98..........................           300,000
 4,450M       5.156%, due 12/24/98..........................         4,450,000
          General Motors Acceptance Corp.,
 2,000M       5.204%, due 12/03/98..........................         2,000,000
   595M       5.171%, due 12/17/98..........................           595,000


Principal
Amount                                                               Value
-------                                                          -------------
                   SHORT-TERM CORPORATE NOTES - (Continued)
          Household Finance Co.,
$4,150M       4.790%, due 12/31/98..........................     $   4,150,000
          Prudential Funding Corp.,
   550M       5.219%, due 12/17/98..........................           550,000
                                                                 -------------

         Total Value of Short-Term Corporate Notes
         (cost $28,485,000).................................        28,485,000
                                                                 -------------

         Total Value of Investments (cost $83,724,909)...103.0%    121,584,190
         Excess of Liabilities Over Other Assets......... (3.0)     (3,509,567)
                                                         ------  -------------
         Net Assets......................................100.0%  $ 118,074,623
                                                         ======  =============

*Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998

ASSETS
      Investments in securities, at value
        (identified cost $83,724,909) (Note 1A).....             $121,584,190
      Cash..........................................                    9,242
      Dividends and interest receivable.............                  443,900
      Other assets..................................                    7,096
                                                                 ------------
         TOTAL ASSETS...............................              122,044,428


LIABILITIES
      Payables;
        Investment securities purchased.............$3,816,632
        Capital shares redeemed.....................    15,745
      Accrued advisory and administrative fees......    98,436
      Other accrued expenses........................    38,992
                                                    ----------
         TOTAL LIABILITIES..........................                3,969,805
                                                                 ------------

NET ASSETS..........................................             $118,074,623
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 57,078,554
      Undistributed net investment income ..........                  486,742
      Accumulated net realized gain on investments..               22,650,046
      Net unrealized appreciation in value of
        investments.................................               37,859,281
                                                                 ------------
         TOTAL......................................             $118,074,623
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($118,074,623 / 11,498,732 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $10.27
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
  Income:
      Dividends.............................    $1,821,359
      Interest..............................     1,543,007
                                                ----------
            TOTAL INCOME....................                  $ 3,364,366

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       886,634
      Distribution plan expenses ...........       307,059
      Administrative fee ...................       295,545
      Professional fees.....................        88,099
      Director fees and expenses............        59,190
      Fund accounting expense...............        49,869
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        34,728
      Custodian fees........................        34,181
      Other expenses........................        56,432
                                                ----------

        TOTAL EXPENSES......................     1,811,737
        Less: Custodian fees paid indirectly         6,024
                                                ----------
               NET EXPENSES ................                    1,805,713
                                                               ----------
        INVESTMENT INCOME-NET...............                    1,558,653

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......    22,650,046
      Net unrealized depreciation of
        investments.........................   (10,595,653)
                                                ----------
        Net gain on investments.............                   12,054,393
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $13,613,046
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1998 AND 1997

                                                       1998          1997
                                                   -----------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income............................. $   1,558,653  $ 1,059,020
Net realized gain on investments..................    22,650,046    9,197,530
Net unrealized appreciation (depreciation)
   of investments.................................   (10,595,653)  15,173,415
                                                   -------------  -----------
     Net increase in net assets resulting from
       operations.................................    13,613,046   25,429,965


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................    (1,312,355)  (1,234,269)
Net realized gain on investments..................    (9,189,061)    (362,363)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
  capital share transactions (Note 2).............     1,468,841   (7,639,496)
                                                   -------------  -----------
     Net increase in net assets...................     4,580,471   16,193,837

NET ASSETS
Beginning of year.................................   113,494,152   97,300,315
                                                   -------------  -----------
End of year (including undistributed net
  investment income of $486,742 and $240,444,
  respectively.................................... $ 118,074,623  113,494,152
                                                   =============  ===========

                       See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 30, 1998. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special

                           PHILADELPHIA FUND, INC.

provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1998 there were 11,498,732 shares outstanding. Transactions in capital stock were as follows:


                               1998                     1997
                      -----------------------  ----------------------
                        Shares       Amount      Shares      Amount
                      ----------   -----------  ---------   ----------

Capital stock sold....   21,758    $   218,602       32,832   $   281,352
Capital stock issued
in reinvestment of
distributions ........  924,496      8,753,732      152,288     1,296,925
Capital stock
redeemed.............. (739,553)    (7,503,493)  (1,054,871)   (9,217,773)
                      -----------  ------------  -----------  ------------
   Net increase
   (decrease)..         206,701    $ 1,468,841     (869,751)  $(7,639,496)
                      ===========  ============  ===========  ============


3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1998, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $36,645,182 and $62,002,586 respectively. There were no purchases or sales of long-term United States Government obligations during the year.

    At November 30, 1998, the cost of investments for Federal income tax purposes was $83,724,909. Accumulated net unrealized appreciation on investments was $37,859,281 consisting of $38,529,507 gross unrealized appreciation and $670,226 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

                           PHILADELPHIA FUND, INC.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 1998, directors of the Fund who are not affiliated with BFC received directors fees aggregating $36,150. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $12,500 for the year ended November 30, 1998.

    The Fund's Custodian has provided credits in the amount of $6,024 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly.

    A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $2,025 a share, consisting of $1.981 from realized gains and $.044 from ordinary income was declared on December 7, 1998. The distribution is payable on December 31, 1998 to the shareholders of record on December 28, 1998.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                          Year  Ended  November  30, 1998
--------------                      ---------------------------------------
                                      1998     1997     1996     1995    1994
                                     ------   ------   ------   ------  ------
Net Asset Value, Beginning of Year...$10.05   $ 8.00   $ 7.81   $ 6.29  $ 7.52
                                     ------   ------   ------   ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.13     0.09     0.13     0.14    0.13
Net Realized & Unrealized
  Gains (Loss) on Investments........  1.02     2.10     0.99     1.51   (0.61)
                                     ------   ------   ------   ------  ------

Total From Investment Operations.....  1.15     2.19     1.12     1.65   (0.48)
                                     ------   ------   ------   ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.11     0.11     0.14     0.10    0.13
Net Realized Gains...................  0.82     0.03     0.79     0.03    0.62
                                     ------   ------   ------   ------  ------
Total Distributions..................  0.93     0.14     0.93     0.13    0.75
                                     ------   ------   ------   ------  ------
Net Asset Value, End of Year.........$10.27   $10.05   $ 8.00   $ 7.81  $ 6.29
                                     ======   ======   ======   ======  ======

TOTAL RETURN (%)..................... 12.31    27.62    16.04    26.58   (7.17)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$118,075 $113,494 $97,300  $92,104 $80,225


Ratio to Average Net Assets:
  Expenses (%).......................  1.53     1.53     1.56     1.62    1.67
  Net Investment Income (%)..........  1.32     1.02     1.69     1.86    1.89


Portfolio Turnover Rate (%)..........    37       17       14       59      28



                       See notes to financial statements

                         INDEPENDENT AUDITORS REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 1998, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 1998, and the results of its operations for the year then ended and changes in its net assets and financial highlights for each of the two years in the period ended November 30, 1998, in conformity with generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 18, 1998 (Except for Note 6 as to which the date is December 28,
1998)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 1998

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.